UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 17, 2005


                       NATIONAL SEMICONDUCTOR CORPORATION
             (Exact name of registrant as specified in its charter)

         DELAWARE                    1-6453             95-2095071
         --------                    ------             ----------
         (State of Incorporation)    (Commission        (I.R.S. Employer
                                     File Number)       Identification Number)


                    2900 SEMICONDUCTOR DRIVE, P.O. BOX 58090
                       SANTA CLARA, CALIFORNIA 95052-8090
                       ----------------------------------
                    (Address of Principal Executive Offices)

                                 (408) 721-5000

              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

NATIONAL SEMICONDUCTOR CORPORATION

Table of Contents


                                                                            Page
                                                                            ----

Section 8 - Other Events
------------------------

Item 8.01       Other Events                                                3

Section 9 - Financial Statements and Exhibits
---------------------------------------------

Item 9.01       Financial Statements and Exhibits                           3

Signature                                                                   4

Exhibits:
  99.1     News release dated May 17, 2005

NATIONAL SEMICONDUCTOR CORPORATION

Item 8.01       OTHER EVENTS

     On May 17, 2005, National Semiconductor Corporation announced that it has signed a definitive agreement to sell its cordless business unit to HgCapital, a private investment group based in London, U.K. A copy of the news release is attached as Exhibit 99.1.

The information contained in Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01       FINANCIAL STATEMENTS AND EXHIBITS

        (c ) Exhibits
             --------

Exhibit No.     Description of Exhibit
-----------     ----------------------

   99.1 News release dated May 17, 2005 issued by National Semiconductor Corporation*

*This exhibit is intended to be furnished and shall not be deemed "filed" for purposes of the Securities Exchange Act of 1934, as amended.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      NATIONAL SEMICONDUCTOR CORPORATION



Dated:  May 17, 2005                  //S// Robert E.  DeBarr
                                      -----------------------
                                      Robert E.  DeBarr
                                      Controller
                                      Signing on behalf of the registrant and
                                      as principal accounting officer

National Sells Cordless Business                                    Exhibit 99.1

News Media:                              Financial:
Jeff Weir                                Jennifer Stratiff
National Semiconductor                   National Semiconductor
(408) 721-5199 or (408) 242-4827         (408) 721-5007
jeff.weir@nsc.com                        invest.group@nsc.com

National Semiconductor to Sell Cordless Business Unit to HgCapital, a Private Investment Group Based in London

SANTA CLARA, CALIF., May 17, 2005 - National Semiconductor Corporation (NYSE:NSM) today announced that it has signed a definitive agreement to sell the company's cordless business unit to HgCapital, a private equity investor based in London, UK. The sale of this unit is consistent with National's ongoing focus on core analog businesses.

According to terms of the agreement, HgCapital will acquire intellectual property, assets and approximately 70 engineers, all of whom are based at National's cordless business unit in 's-Hertogenbosch and its design center in Hengelo, The Netherlands.

National's design team in 's-Hertogenbosch creates system products targeted primarily for the Digital Cordless Telephony (DCT) market. These products include baseband and radio transceivers for cordless telephones and basestations as well as cordless voice modules. The cordless business unit currently represents approximately 5 percent of National's quarterly revenues.

"This transaction is in line with our ongoing efforts to focus investments on National's higher-margin products in the standard linear analog market," said Brian L. Halla, National's chairman, president and CEO. "This sale will allow the cordless team to pursue their own business objectives and opportunities as an independent company."

The sale is expected to close during the first quarter of fiscal 2006, which begins May 30, 2005. National will continue to provide manufacturing, sales and infrastructure support during a transition period in order to maintain a continuous supply for customers.

"We are very optimistic about this new company because we have some of the most talented engineers in Europe and a strong international customer base," said Alex Shivananda at HgCapital. "We will work with National to ensure a smooth transition for National's customers in the cordless market."

National's fourth quarter fiscal 2005 financial press release and conference call are scheduled for June 9, 2005. At that time the company will discuss financial results and forward outlook, including the impact from the sale of this business.

Special Note
This release contains forward-looking statements dependent on a number of risks and uncertainties pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These factors include, but are not restricted to, new orders received and shipped during the quarter, the degree of factory utilization, the sale of inventories at existing prices, and the ramp up of recently introduced products. Other risk factors are included in the company's 10-K for the year ended May 30, 2004 (see Outlook and Risk Factors sections of Management's Discussion and Analysis of Financial Conditions and Results of Operations) and the 10-Q for the quarter ended February 27, 2005.

About National Semiconductor
National Semiconductor, the industry's premier analog company, creates high performance analog devices and subsystems. National's leading-edge products include power management circuits, display drivers, audio and operational amplifiers, communication interface products and data conversion solutions. National's key markets include wireless handsets, displays and laptops. The company's analog products are also optimized for numerous applications in a variety of electronics markets, including medical, automotive, industrial, and test and measurement. Headquartered in Santa Clara, California, National reported sales of $1.98 billion for fiscal 2004, which ended May 30, 2004. Additional company and product information is available at www.national.com.

About HgCapital
HgCapital is a sector-focused investor in the European private equity market, primarily targeting the UK, Ireland, Germany and the Benelux region. It focuses on companies with enterprise values up to 400 million euros.

HgCapital invests in six sectors: consumer, healthcare, industrials, leisure, media and technology. HgCapital also invests in renewable energy projects. Each sector is served by a dedicated team of investors. The firm applies its sector research and experience, together with ample human and financial capital, to access and grow businesses on behalf of its clients.

HgCapital is the leading mid-market technology buy-out investor in the UK and one of the top two in Europe. Its other technology investments include the MBOs of Iris Software and Xyratex, which completed an IPO on NASDAQ, nine months after HgCapital's investment, and the public to private buy-out of Rolfe & Nolan, which trebled profits, its most successful trading period in its 30-year history, twelve months after its acquisition by HgCapital.

HgCapital services over 200 institutional clients and manages HgCapital Trust plc, an investment trust listed on the London Stock Exchange that participates in all of HgCapital's investments. HgCapital has funds under management of 1.3 billion euros.

For further information, visit www.hgcapital.net.
                               -----------------

HgCapital is the trading name of Hg Investment Managers Limited and Hg Pooled Management Limited. Registered office: Third Floor, Minerva House, 3-5 Montague Close, London SE1 9BB. Authorised and regulated by the Financial Services Authority.

For further information, contact:
HgCapital
Alex Shivananda                      +44 (0)20 7089 7951
                                     alex.shivananda@hgcapital.net
                                     -----------------------------
Holborn
John Bick                            +44 (0)20 7929 5599
                                     john.bick@holbornpr.com
                                     -----------------------

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